Exhibit 99.1

KELLY SERVICES® REPORTS 4th QUARTER AND

FULL YEAR 2013 RESULTS

TROY, MI (January 30, 2014) -- Kelly Services, Inc. (NASDAQ: KELYA) (NASDAQ: KELYB), a leader in providing workforce solutions, today announced results for the fourth quarter and full year of 2013.

Carl T. Camden, President and Chief Executive Officer, announced revenue for the fourth quarter of 2013 totaled $1.4 billion, a 1% increase compared to the corresponding quarter of 2012. Revenue for the full year totaled $5.4 billion, a 1% decrease compared to the prior year.

Earnings from operations for the fourth quarter of 2013 totaled $9.6 million, compared to $9.8 million reported for the fourth quarter of 2012. Included in the results from operations for the fourth quarter of 2013 are restructuring charges of $0.3 million. Included in the results from operations for the fourth quarter of 2012 are asset impairment charges of $3.1 million and restructuring charges of $1.3 million. Excluding these charges from both years, earnings from operations were $9.9 million in the fourth quarter of 2013 compared to $14.2 million in 2012.

Earnings from operations for the full year of 2013 totaled $53.3 million compared to $72.3 million in 2012. Included in the results from operations for 2013 are asset impairment charges of $1.7 million and restructuring charges of $1.6 million. Included in the results from operations for 2012 are asset impairment charges of $3.1 million and a restructuring benefit of $0.9 million. Excluding these items from both years, earnings from operations were $56.6 million in 2013 compared to $74.5 million in 2012.

Diluted earnings per share from continuing operations in the fourth quarter of 2013 were $0.45 compared to $0.23 per share in the fourth quarter of 2012. Included in diluted earnings per share from continuing operations for the fourth quarter of 2013 are restructuring charges of $0.01 per share. Included in diluted earnings per share from continuing operations for the fourth quarter of 2012 are asset impairment charges of $0.05 per share, restructuring charges of $0.02 per share and a loss on the North Asia joint venture of $0.03 per share. Excluding these charges from both years, diluted earnings per share from continuing operations for the fourth quarter of 2013 were $0.45 per share compared to $0.33 per share in 2012.

Diluted earnings per share from continuing operations for the full year of 2013 were $1.54 compared to $1.31 per share in 2012. Included in diluted earnings per share from continuing operations for 2013 are restructuring charges of $0.04 per share and asset impairment charges of $0.04 per share. Included in diluted earnings per share from continuing operations for 2012 are asset impairment charges of $0.05 per share, a restructuring benefit of $0.04 per share and a loss on the North Asia joint venture of $0.03 per share. Excluding these charges from both periods, diluted earnings per share from continuing operations for 2013 were $1.62 per share compared to $1.34 per share in 2012.

Commenting on the fourth quarter, Camden stated, “Our performance exceeded our expectations, and we’re pleased with the strategic progress we’ve made despite uneven global economic conditions. In the face of flat revenue growth, Kelly experienced an improvement in both GP and staffing fees, and continued to deliver double-digit revenue growth in our outsourcing and consulting segment.”

Looking ahead, Camden sees 2014 as a year of significant investment in the Company’s long-term growth. “The market is demanding access to specialized talent and more holistic workforce solutions, and we’re going to invest heavily in those areas. We will hire niche recruiters, adapt our operating models, and build our talent supply chain capabilities with speed and intensity in 2014. We are confident these investments are right for our business, right for our customers and will support long-term growth for Kelly.”

In conjunction with its fourth quarter and full year earnings release, Kelly Services, Inc. will host a conference call at 9:00 a.m. (ET) on January 30, to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Telephone:

U.S.	1 800 288-9626
International	1 651 291-5254

The pass code is Kelly Services

Via the Internet:

The call is also available via the internet through the Kelly Services website:

www.kellyservices.com

This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, competitive market pressures including pricing and technology introductions, changing market and economic conditions, our ability to retain the services of our senior management, local management and field personnel, our ability to adequately protect our intellectual property rights, including our brand, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates, material changes in demand from or loss of large corporate customers, risks associated with conducting business in foreign countries, including foreign currency fluctuations, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, liability for improper disclosure of sensitive or private employee information, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology programs, our ability to maintain adequate financial and management processes and controls, impairment charges triggered by adverse industry or market developments, unexpected changes in claim trends on workers’ compensation, disability and medical benefit plans, the net financial impact of the Patient Protection and Affordable Care Act on our business, the impact of changes in laws and regulations (including federal, state and international tax laws), the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to maintain specified financial covenants in our bank facilities, our ability to access credit markets and continued availability of financing for funding working capital, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward looking statements contained herein, and we have no intention to update these statements.

About Kelly Services®

Kelly Services, Inc. (NASDAQ: KELYA, KELYB) is a leader in providing workforce solutions.  Kelly® offers a comprehensive array of outsourcing and consulting services as well as world-class staffing on a temporary, temporary-to-hire, and direct-hire basis.  Serving clients around the globe, Kelly provided employment to approximately 440,000 in 2013.  Revenue in 2013 was $5.4 billion.  Visit kellyservices.com and connect with us on Facebook, LinkedIn, and Twitter.  Download The Talent Project, a free iPad® app by Kelly Services.

iPad is a trademark of Apple Inc., registered in the U.S. and other countries.  App Store is a service mark of Apple Inc.

# # #

ANALYST CONTACT:	MEDIA CONTACT:
James Polehna	Jane Stehney
(248) 244-4586	(248) 244-5630
james_polehna@kellyservices.com	jane_stehney@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EARNINGS

FOR THE 13 WEEKS ENDED DECEMBER 29, 2013 AND DECEMBER 30, 2012

(UNAUDITED)

(In millions of dollars except per share data)

	2013	2012	Change		% Change

Revenue from services	$1,385.8	$1,375.4	$10.4		0.8%

Cost of services	1,154.3	1,153.2	1.1		0.1

Gross profit	231.5	222.2	9.3		4.1

Selling, general and administrative expenses	221.9	209.3	12.6		6.0

Asset impairments	-	3.1	(3.1)		(100.0)

Earnings from operations	9.6	9.8	(0.2)		(2.7)

Other expense, net	0.6	1.7	(1.1)		(66.2)

Earnings from continuing operations before taxes	9.0	8.1	0.9		10.4

Income tax benefit	8.2	0.8	7.4		NM

Earnings from continuing operations	17.2	8.9	8.3		93.8

Earnings from discontinued operations, net of tax	-	-	-		NM

Net earnings	$17.2	$8.9	$8.3		93.7%

Basic earnings per share on common stock
Earnings from continuing operations	$0.45	$0.23	$0.22		95.7%
Earnings from discontinued operations	-	-	-		NM
Net earnings	0.45	0.23	0.22		95.7

Diluted earnings per share on common stock
Earnings from continuing operations	$0.45	$0.23	$0.22		95.7%
Earnings from discontinued operations	-	-	-		NM
Net earnings	0.45	0.23	0.22		95.7

STATISTICS:

Gross profit rate	16.7%	16.2%	0.5	pts.

Selling, general and administrative expenses:
% of revenue	16.0	15.2	0.8
% of gross profit	95.9	94.2	1.7

% Return:
Earnings from operations	0.7	0.7	0.0
Earnings from continuing operations before taxes	0.6	0.6	0.0
Earnings from continuing operations	1.2	0.6	0.6
Net earnings	1.2	0.6	0.6

Effective income tax rate	(91.1)%	(8.9)%	(82.2	)pts.

Average number of shares outstanding (millions):
Basic	37.4	37.1
Diluted	37.4	37.1

Shares adjusted for nonvested restricted awards (millions):
Basic	38.6	38.3
Diluted	38.6	38.3

KELLY SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EARNINGS

FOR THE 52 WEEKS ENDED DECEMBER 29, 2013 AND DECEMBER 30, 2012

(UNAUDITED)

(In millions of dollars except per share data)

	2013	2012	Change		% Change

Revenue from services	$5,413.1	$5,450.5	$(37.4)		(0.7)%

Cost of services	4,523.6	4,553.9	(30.3)		(0.7)

Gross profit	889.5	896.6	(7.1)		(0.8)

Selling, general and administrative expenses	834.5	821.2	13.3		1.6

Asset impairments	1.7	3.1	(1.4)		(47.1)

Earnings from operations	53.3	72.3	(19.0)		(26.3)

Other expense, net	4.5	3.5	1.0		29.7

Earnings from continuing operations before taxes	48.8	68.8	(20.0)		(29.1)

Income tax (benefit) expense	(10.1)	19.1	(29.2)		(153.0)

Earnings from continuing operations	58.9	49.7	9.2		18.7

Earnings from discontinued operations, net of tax	-	0.4	(0.4)		(99.8)

Net earnings	$58.9	$50.1	$8.8		17.6%

Basic earnings per share on common stock
Earnings from continuing operations	$1.54	$1.31	$0.23		17.6%
Earnings from discontinued operations	-	0.01	(0.01)		(100.0)
Net earnings	1.54	1.32	0.22		16.7

Diluted earnings per share on common stock
Earnings from continuing operations	$1.54	$1.31	$0.23		17.6%
Earnings from discontinued operations	-	0.01	(0.01)		(100.0)
Net earnings	1.54	1.32	0.22		16.7

STATISTICS:

Gross profit rate	16.4%	16.5%	(0.1	)pts.

Selling, general and administrative expenses:
% of revenue	15.4	15.1	0.3
% of gross profit	93.8	91.6	2.2

% Return:
Earnings from operations	1.0	1.3	(0.3)
Earnings from continuing operations before taxes	0.9	1.3	(0.4)
Earnings from continuing operations	1.1	0.9	0.2
Net earnings	1.1	0.9	0.2

Effective income tax rate	(20.8)%	27.8%	(48.6	)pts.

Average number of shares outstanding (millions):
Basic	37.3	37.0
Diluted	37.3	37.0

Shares adjusted for nonvested restricted awards (millions):
Basic	38.3	38.0
Diluted	38.3	38.1

KELLY SERVICES, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT

(UNAUDITED)

(In millions of dollars)

	Fourth Quarter
					Constant
					Currency
	2013	2012	Change		Change
AMERICAS
Commercial
Revenue from services	$641.5	$662.3	(3.1)%		(2.5)%
Staffing fee-based income (included in revenue from services)	4.0	3.6	9.6		11.2
Gross profit	95.7	96.1	(0.5)		0.2

Gross profit rate	14.9%	14.5%	0.4	pts.

PT
Revenue from services	$242.5	$255.6	(5.1)%		(5.0)%
Staffing fee-based income (included in revenue from services)	4.1	3.2	29.1		29.3
Gross profit	41.1	38.9	5.5		5.6

Gross profit rate	16.9%	15.2%	1.7	pts.

Total Americas
Revenue from services	$884.0	$917.9	(3.7)%		(3.2)%
Staffing fee-based income (included in revenue from services)	8.1	6.8	18.7		19.7
Gross profit	136.8	135.0	1.2		1.8
Total SG&A expenses	110.4	102.4	7.8		8.4
Earnings from operations	26.4	32.6	(19.4)

Gross profit rate	15.5%	14.7%	0.8	pts.
Expense rates:
% of revenue	12.5	11.2	1.3
% of gross profit	80.8	75.8	5.0
Operating margin	3.0	3.6	(0.6)

EMEA
Commercial
Revenue from services	$232.2	$213.4	8.8%		6.6%
Staffing fee-based income (included in revenue from services)	5.1	4.9	5.5		6.2
Gross profit	34.8	32.7	6.5		4.4

Gross profit rate	15.0%	15.3%	(0.3	)pts.

PT
Revenue from services	$48.0	$43.0	11.6%		8.4%
Staffing fee-based income (included in revenue from services)	3.4	3.7	(8.5)		(9.0)
Gross profit	10.6	10.3	3.8		1.6

Gross profit rate	22.2%	23.9%	(1.7	)pts.

Total EMEA
Revenue from services	$280.2	$256.4	9.3%		6.9%
Staffing fee-based income (included in revenue from services)	8.5	8.6	(0.5)		(0.3)
Gross profit	45.4	43.0	5.9		3.8
SG&A expenses excluding restructuring charges	42.2	42.6	(0.9)
Restructuring charges	0.3	1.3	(74.8)
Total SG&A expenses	42.5	43.9	(3.0)		(5.1)
Earnings from operations	2.9	(0.9)	NM
Earnings from operations excluding restructuring charges	3.2	0.4	NM

Gross profit rate	16.2%	16.7%	(0.5	)pts.
Expense rates (excluding restructuring charges):
% of revenue	15.1	16.6	(1.5)
% of gross profit	92.9	99.3	(6.4)
Operating margin (excluding restructuring charges)	1.1	0.1	1.0

KELLY SERVICES, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT

(UNAUDITED)

(In millions of dollars)

	Fourth Quarter
					Constant
					Currency
	2013	2012	Change		Change
APAC
Commercial
Revenue from services	$87.3	$84.9	2.9%		8.9%
Staffing fee-based income (included in revenue from services)	2.4	2.4	2.2		10.6
Gross profit	12.5	11.7	6.2		13.5

Gross profit rate	14.3%	13.8%	0.5	pts.

PT
Revenue from services	$9.3	$11.7	(20.7)%		(14.4)%
Staffing fee-based income (included in revenue from services)	2.1	2.9	(27.2)		(21.8)
Gross profit	3.5	4.3	(18.5)		(11.9)

Gross profit rate	37.7%	36.7%	1.0	pts.

Total APAC
Revenue from services	$96.6	$96.6	0.1%		6.1%
Staffing fee-based income (included in revenue from services)	4.5	5.3	(14.0)		(7.2)
Gross profit	16.0	16.0	(0.4)		6.7
Total SG&A expenses	14.7	15.9	(7.9)		(1.3)
Earnings from operations	1.3	0.1	NM

Gross profit rate	16.5%	16.6%	(0.1	)pts.
Expense rates:
% of revenue	15.2	16.5	(1.3)
% of gross profit	91.8	99.3	(7.5)
Operating margin	1.4	0.1	1.3

OCG
Revenue from services	$140.1	$113.3	23.6%		24.0%
Gross profit	34.4	29.0	18.4		18.8
Total SG&A expenses	27.8	25.8	7.8		8.2
Earnings from operations	6.6	3.2	100.9

Gross profit rate	24.5%	25.6%	(1.1	)pts.
Expense rates:
% of revenue	19.8	22.7	(2.9)
% of gross profit	80.8	88.7	(7.9)
Operating margin	4.7	2.9	1.8

KELLY SERVICES, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT

(UNAUDITED)

(In millions of dollars)

	December Year to Date
					Constant
					Currency
	2013	2012	Change		Change
AMERICAS
Commercial
Revenue from services	$2,545.6	$2,642.4	(3.7)%		(3.3)%
Staffing fee-based income (included in revenue from services)	16.0	15.7	2.0		3.1
Gross profit	370.2	388.2	(4.7)		(4.3)

Gross profit rate	14.5%	14.7%	(0.2	)pts.

PT
Revenue from services	$1,001.4	$1,029.7	(2.8)%		(2.7)%
Staffing fee-based income (included in revenue from services)	16.4	14.5	12.9		13.1
Gross profit	163.5	159.7	2.4		2.4

Gross profit rate	16.3%	15.5%	0.8	pts.

Total Americas
Revenue from services	$3,547.0	$3,672.1	(3.4)%		(3.2)%
Staffing fee-based income (included in revenue from services)	32.4	30.2	7.2		7.9
Gross profit	533.7	547.9	(2.6)		(2.4)
Total SG&A expenses	424.9	405.8	4.7		5.0
Earnings from operations	108.8	142.1	(23.5)

Gross profit rate	15.0%	14.9%	0.1	pts.
Expense rates:
% of revenue	12.0	11.1	0.9
% of gross profit	79.6	74.1	5.5
Operating margin	3.1	3.9	(0.8)

EMEA
Commercial
Revenue from services	$877.5	$854.6	2.7%		1.4%
Staffing fee-based income (included in revenue from services)	20.6	22.4	(7.9)		(7.8)
Gross profit	133.6	133.8	(0.1)		(1.4)

Gross profit rate	15.2%	15.7%	(0.5	)pts.

PT
Revenue from services	$179.7	$168.3	6.7%		5.0%
Staffing fee-based income (included in revenue from services)	15.2	16.8	(9.5)		(9.8)
Gross profit	42.6	43.0	(0.7)		(2.0)

Gross profit rate	23.7%	25.5%	(1.8	)pts.

Total EMEA
Revenue from services	$1,057.2	$1,022.9	3.4%		1.9%
Staffing fee-based income (included in revenue from services)	35.8	39.2	(8.6)		(8.6)
Gross profit	176.2	176.8	(0.2)		(1.6)
SG&A expenses excluding restructuring charges	164.3	169.0	(2.8)
Restructuring charges	0.4	(0.9)	156.6
Total SG&A expenses	164.7	168.1	(1.9)		(3.3)
Earnings from operations	11.5	8.7	32.9
Earnings from operations excluding restructuring charges	11.9	7.8	54.9

Gross profit rate	16.7%	17.3%	(0.6	)pts.
Expense rates (excluding restructuring charges):
% of revenue	15.5	16.5	(1.0)
% of gross profit	93.2	95.6	(2.4)
Operating margin (excluding restructuring charges)	1.1	0.8	0.3

KELLY SERVICES, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT

(UNAUDITED)

(In millions of dollars)

	December Year to Date
					Constant
					Currency
	2013	2012	Change		Change
APAC
Commercial
Revenue from services	$344.1	$343.2	0.3%		3.4%
Staffing fee-based income (included in revenue from services)	10.6	11.7	(9.1)		(5.1)
Gross profit	49.3	50.1	(1.7)		1.8

Gross profit rate	14.3%	14.6%	(0.3	)pts.

PT
Revenue from services	$38.6	$51.6	(25.2)%		(21.9)%
Staffing fee-based income (included in revenue from services)	8.8	15.8	(44.7)		(42.5)
Gross profit	14.0	21.0	(33.4)		(30.5)

Gross profit rate	36.2%	40.6%	(4.4	)pts.

Total APAC
Revenue from services	$382.7	$394.8	(3.1)%		0.1%
Staffing fee-based income (included in revenue from services)	19.4	27.5	(29.6)		(26.6)
Gross profit	63.3	71.1	(11.0)		(7.7)
SG&A expenses excluding restructuring charges	60.2	73.4	(18.1)
Restructuring charges	0.3	-	NM
Total SG&A expenses	60.5	73.4	(17.7)		(14.6)
Earnings from operations	2.8	(2.3)	NM
Earnings from operations excluding restructuring charges	3.1	(2.3)	NM

Gross profit rate	16.5%	18.0%	(1.5	)pts.
Expense rates (excluding restructuring charges):
% of revenue	15.7	18.6	(2.9)
% of gross profit	95.1	103.3	(8.2)
Operating margin (excluding restructuring charges)	0.8	(0.6)	1.4

OCG
Revenue from services	$475.9	$396.1	20.2%		20.4%
Gross profit	119.8	104.0	15.1		15.4
SG&A expenses excluding restructuring charges	105.5	95.4	10.6
Restructuring charges	0.9	-	NM
Total SG&A expenses	106.4	95.4	11.5		11.7
Asset impairments	1.7	-	NM
Earnings from operations	11.7	8.6	35.6
Earnings from operations excluding restructuring charges	12.6	8.6	44.9

Gross profit rate	25.2%	26.3%	(1.1	)pts.
Expense rates (excluding restructuring charges):
% of revenue	22.2	24.1	(1.9)
% of gross profit	88.1	91.6	(3.5)
Operating margin (excluding restructuring charges)	2.7	2.2	0.5

KELLY SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

(In millions of dollars)

	Dec. 29, 2013	Dec. 30, 2012
Current Assets
Cash and equivalents	$125.7	$76.3
Trade accounts receivable, less allowances of $9.9 and $10.4, respectively	1,023.1	1,013.9
Prepaid expenses and other current assets	52.2	57.5
Deferred taxes	35.5	44.9

Total current assets	1,236.5	1,192.6

Property and Equipment, Net	92.0	89.9

Noncurrent Deferred Taxes	121.7	82.8

Goodwill, Net	90.3	89.5

Other Assets	258.1	180.9

Total Assets	$1,798.6	$1,635.7

Current Liabilities
Short-term borrowings	$28.3	$64.1
Accounts payable and accrued liabilities	342.4	295.6
Accrued payroll and related taxes	294.9	264.5
Accrued insurance	27.6	32.8
Income and other taxes	68.8	65.3

Total current liabilities	762.0	722.3

Noncurrent Liabilities
Accrued insurance	46.0	43.5
Accrued retirement benefits	134.7	111.0
Other long-term liabilities	33.3	17.9

Total noncurrent liabilities	214.0	172.4

Stockholders' Equity
Common stock	40.1	40.1
Treasury stock	(56.2)	(61.6)
Paid-in capital	26.0	27.1
Earnings invested in the business	751.3	700.0
Accumulated other comprehensive income	61.4	35.4

Total stockholders' equity	822.6	741.0

Total Liabilities and Stockholders' Equity	$1,798.6	$1,635.7

STATISTICS:
Working Capital	$474.5	$470.3
Current Ratio	1.6	1.7
Debt-to-capital %	3.3%	8.0%
Global Days Sales Outstanding	52	53

KELLY SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE 52 WEEKS ENDED DECEMBER 29, 2013 AND DECEMBER 30, 2012

(UNAUDITED)

(In millions of dollars)

	2013	2012

Cash flows from operating activities
Net earnings	$58.9	$50.1
Noncash adjustments:
Impairment of assets	1.7	3.1
Depreciation and amortization	20.4	22.3
Provision for bad debts	2.0	1.1
Stock-based compensation	3.8	4.8
Other, net	0.6	1.3
Changes in operating assets and liabilities	27.9	(21.6)

Net cash from operating activities	115.3	61.1

Cash flows from investing activities
Capital expenditures	(20.0)	(21.5)
Investment in equity affiliate	-	(6.6)
Other investing activities	(0.8)	-

Net cash used in investing activities	(20.8)	(28.1)

Cash flows from financing activities
Net change in short-term borrowings	(35.8)	(31.9)
Dividend payments	(7.6)	(7.6)
Other financing activities	(0.3)	0.1

Net cash used in financing activities	(43.7)	(39.4)

Effect of exchange rates on cash and equivalents	(1.4)	1.7

Net change in cash and equivalents	49.4	(4.7)
Cash and equivalents at beginning of period	76.3	81.0

Cash and equivalents at end of period	$125.7	$76.3

KELLY SERVICES, INC. AND SUBSIDIARIES

REVENUE FROM SERVICES

(UNAUDITED)

(In millions of dollars)

	Fourth Quarter (Commercial, PT and OCG)
			% Change
				Constant
	2013	2012	US$	Currency

Americas
United States	$872.6	$877.9	(0.6)%	(0.6)%
Canada	52.4	60.5	(13.3)	(8.4)
Mexico	33.9	35.3	(4.1)	(3.5)
Puerto Rico	24.6	23.4	5.1	5.1
Brazil	14.0	14.0	(0.0)	10.3
Total Americas	997.5	1,011.1	(1.3)	(0.9)

EMEA
Switzerland	70.3	61.2	15.0	11.6
France	66.1	58.8	12.3	7.1
Russia	33.0	33.9	(2.9)	1.7
Portugal	27.3	19.0	43.9	37.2
United Kingdom	27.2	25.6	6.2	5.4
Germany	17.5	16.4	6.9	1.9
Italy	15.3	14.6	4.7	(0.2)
Norway	14.8	15.5	(4.3)	1.9
Other	16.9	19.0	(10.7)	(13.9)
Total EMEA	288.4	264.0	9.3	6.9

APAC
Singapore	30.6	26.5	15.6	18.2
Australia	30.2	33.9	(10.9)	(0.5)
Malaysia	16.1	18.0	(10.9)	(6.5)
New Zealand	14.0	12.9	8.3	7.6
Other	9.0	9.0	0.9	15.3
Total APAC	99.9	100.3	(0.4)	5.8

Total Kelly Services, Inc.	$1,385.8	$1,375.4	0.8%	1.1%

KELLY SERVICES, INC. AND SUBSIDIARIES

REVENUE FROM SERVICES

(UNAUDITED)

(In millions of dollars)

	December Year to Date (Commercial, PT and OCG)
			% Change
				Constant
	2013	2012	US$	Currency

Americas
United States	$3,419.9	$3,464.2	(1.3)%	(1.3)%
Canada	216.3	243.9	(11.3)	(8.7)
Mexico	133.3	117.7	13.3	9.9
Puerto Rico	98.2	99.7	(1.5)	(1.5)
Brazil	59.0	60.7	(2.8)	7.4
Total Americas	3,926.7	3,986.2	(1.5)	(1.3)

EMEA
Switzerland	255.9	235.6	8.6	7.2
France	248.1	243.0	2.1	(1.2)
Russia	135.0	131.0	3.0	5.7
United Kingdom	105.3	104.9	0.4	1.7
Portugal	90.3	75.0	20.4	16.3
Germany	66.8	70.3	(4.9)	(8.0)
Norway	61.1	66.3	(7.7)	(6.8)
Italy	58.9	59.1	(0.4)	(3.5)
Other	67.6	67.4	0.3	(2.4)
Total EMEA	1,089.0	1,052.6	3.5	2.1

APAC
Australia	130.6	135.5	(3.6)	3.1
Singapore	114.1	101.6	12.3	12.6
Malaysia	67.2	72.9	(7.9)	(6.0)
New Zealand	50.1	52.4	(4.4)	(5.5)
Other	35.4	49.3	(28.2)	(22.0)
Total APAC	397.4	411.7	(3.5)	(0.3)

Total Kelly Services, Inc.	$5,413.1	$5,450.5	(0.7)%	(0.6)%

KELLY SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

FOR THE 13 WEEKS ENDED DECEMBER 29, 2013 AND DECEMBER 30, 2012

(UNAUDITED)

(In millions of dollars except per share data)

	2013			2012
	As reported	Restructuring Charges (Note 1)	Adjusted Earnings	Adjusted Earnings	% Change

Revenue from services	$1,385.8	$-	$1,385.8	$1,375.4	0.8%

Cost of services	1,154.3	-	1,154.3	1,153.2	0.1

Gross profit	231.5	-	231.5	222.2	4.1

Selling, general and administrative expenses	221.9	(0.3)	221.6	208.0	6.5

Asset impairments	-	-	-	-	NM

Earnings from operations	9.6	0.3	9.9	14.2	(30.5)

Other expense, net	0.6	-	0.6	1.0	(39.6)

Earnings from continuing operations before taxes	9.0	0.3	9.3	13.2	(29.9)

Income tax expense (benefit)	(8.2)	-	(8.2)	0.6	NM

Earnings from continuing operations	$17.2	$0.3	$17.5	$12.6	39.7%

Earnings per share from continuing operations:
Basic	$0.45	$0.01	$0.45	$0.33	36.4%
Diluted	$0.45	$0.01	$0.45	$0.33	36.4%

	2012
	As reported	Restructuring Charges (Note 1)	Asset Impairments (Note 2)	Loss on Equity Investment (Note 3)	Adjusted Earnings

Revenue from services	$1,375.4	$-	$-	$-	$1,375.4

Cost of services	1,153.2	-	-	-	1,153.2

Gross profit	222.2	-	-	-	222.2

Selling, general and administrative expenses	209.3	(1.3)	-	-	208.0

Asset impairments	3.1	-	(3.1)	-	-

Earnings from operations	9.8	1.3	3.1	-	14.2

Other expense, net	1.7	-	-	(0.7)	1.0

Earnings from continuing operations before taxes	8.1	1.3	3.1	0.7	13.2

Income tax expense (benefit)	(0.8)	0.5	1.2	(0.3)	0.6

Earnings from continuing operations	$8.9	$0.8	$1.9	$1.0	$12.6

Earnings per share from continuing operations:
Basic	$0.23	$0.02	$0.05	$0.03	$0.33
Diluted	$0.23	$0.02	$0.05	$0.03	$0.33

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

FOR THE 52 WEEKS ENDED DECEMBER 29, 2013 AND DECEMBER 30, 2012

(UNAUDITED)

(In millions of dollars except per share data)

	2013				2012
	As reported	Restructuring Charges (Note 1)	Asset Impairments (Note 2)	Adjusted Earnings	Adjusted Earnings	% Change

Revenue from services	$5,413.1	$-	$-	$5,413.1	$5,450.5	(0.7)%

Cost of services	4,523.6	-	-	4,523.6	4,553.9	(0.7)

Gross profit	889.5	-	-	889.5	896.6	(0.8)

Selling, general and administrative expenses	834.5	(1.6)	-	832.9	822.1	1.3

Asset impairments	1.7	-	(1.7)	-	-	NM

Earnings from operations	53.3	1.6	1.7	56.6	74.5	(24.1)

Other expense, net	4.5	-	-	4.5	2.8	64.5

Earnings from continuing operations before taxes	48.8	1.6	1.7	52.1	71.7	(27.5)

Income tax expense (benefit)	(10.1)	0.1	-	(10.0)	20.5	(148.8)

Earnings from continuing operations	$58.9	$1.5	$1.7	$62.1	$51.2	21.4%

Earnings per share from continuing operations:
Basic	$1.54	$0.04	$0.04	$1.62	$1.34	20.9%
Diluted	$1.54	$0.04	$0.04	$1.62	$1.34	20.9%

	2012
	As reported	Restructuring Charges (Note 1)	Asset Impairments (Note 2)	Loss on Equity Investment (Note 3)	Adjusted Earnings

Revenue from services	$5,450.5	$-	$-	$-	$5,450.5

Cost of services	4,553.9	-	-	-	4,553.9

Gross profit	896.6	-	-	-	896.6

Selling, general and administrative expenses	821.2	0.9	-	-	822.1

Asset impairments	3.1	-	(3.1)	-	-

Earnings from operations	72.3	(0.9)	3.1	-	74.5

Other expense, net	3.5	-	-	(0.7)	2.8

Earnings from continuing operations before taxes	68.8	(0.9)	3.1	0.7	71.7

Income tax expense (benefit)	19.1	0.5	1.2	(0.3)	20.5

Earnings from continuing operations	$49.7	$(1.4)	$1.9	$1.0	$51.2

Earnings per share from continuing operations:
Basic	$1.31	$(0.04)	$0.05	$0.03	$1.34
Diluted	$1.31	$(0.04)	$0.05	$0.03	$1.34

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

(UNAUDITED)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the restructuring charges, asset impairment charges and loss on equity investment is useful to understand the Company's fiscal 2013 financial performance and increases comparability. Specifically, Management believes that excluding these items allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1)

In 2013, restructuring charges primarily relate to severance costs incurred from the Company's decision to exit the OCG executive search business operating in Germany, along with adjustments to prior restructuring costs, primarily in France and Italy. In 2012, restructuring charges relate to severance and lease termination costs for EMEA Commercial branches which were in the process of closing, along with revisions of the estimated lease termination costs for EMEA Commercial branches that closed in prior years.

(2)

In 2013, asset impairment charges represent the write-off of the carrying value of long-lived assets related to the decision to exit the executive search business operating in Germany. In 2012, asset impairment charges relate to the write-off of previously capitalized costs associated with the PeopleSoft billing system.

(3)	Loss on equity investment represents the difference between the fair value and book value of the North Asia entities contributed by the Company to the investment in TS Kelly Workforce Solutions.